Prepayments and Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Prepayments and Other Current Assets
Prepayments	¥ 966,439	$ 140,120	¥ 1,392,929
VAT recoverable	326,427	47,328	670,541
Interest receivables	119,564	17,335	364,594
Rental and other deposits	86,915	12,602	111,139
Others	799,034	115,850	885,484
Total	¥ 2,298,379	$ 333,235	¥ 3,424,687